UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 4, 2005
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                Cytec Employees' Savings and Profit Sharing Plan
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-12372                    22-3268660
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

         Five Garret Mountain Plaza
         West Paterson, NJ                                         07424
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         (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

This Form 8-K/A amends in its entirety the Form 8-K filed by the Cytec Employees' Savings and Profit Sharing Plan (the "Plan") on April 22, 2005.

Item 4.01  Changes in Registrant's Certifying Accountant.

(a)      Previous independent registered public accounting firm

     On April 21, 2005, the Audit Committee of the Board of Directors of Cytec Industries Inc. (the "Company") elected to retain a new independent registered public accounting firm for the audit of the financial statements of the Plan as of and for the year ended December 31, 2004. After the Company announced that it would solicit bids for the Plan's audit work, Grant Thornton LLP ("Grant Thornton"), the previous auditor for the Plan, advised the Company that it preferred not to participate in the Company's competitive bidding process and therefore, on April 21, 2005, the Company, on behalf of the Plan, dismissed Grant Thornton as the independent registered public accounting firm for the audit of the financial statements of the Plan. The reports prepared, by Grant Thornton, on the Plan's financial statements for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2003 and 2002 and through April 21, 2005, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference thereto in their reports on the financial statements of the Plan for such years. During the years ended December 31, 2003 and 2002 and through April 21, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company, on behalf of the Plan, had requested that Grant Thornton furnish it with a letter addressed to the United States Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of Grant Thornton's letter, dated May 4, 2005, is attached to this Report on Form 8-K as Exhibit 16.1.

(b)      New independent registered public accounting firm

     On April 21, 2005, the Company, on behalf of the Plan, engaged Amper, Politziner & Mattia ("Amper Politziner") as its independent registered public accounting firm to audit the Plan's financial statements. During the years ended December 31, 2003 and 2002 and through April 21, 2005, neither the Company nor the Plan consulted with Amper Politziner regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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Item 9.01  Financial Statements and Exhibits

(c)      Exhibits.

       Exhibit 16.1 Letter from Grant Thornton LLP, dated May 4, 2005 and addressed to the Commission, regarding the change in the Plan's certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Cytec Employees' Savings
                                    and Profit Sharing Plan
                                    (Registrant)

Date:  May 4, 2005                  /s/ Joseph E. Marosits
                                    ----------------------------
                                    Joseph E. Marosits
                                    Plan Administrator

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                                 Exhibit Index


Exhibit Number                 Description
-----------------              -----------
       16.1                    Letter from Grant Thornton LLP dated
                               May 4, 2005 and addressed to the Commission, regarding the change in the Plan's certifying accountant.